UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 15, 2017

Bar Harbor Bankshares
(Exact Name of Registrant as Specified in Its Charter)

Maine
(State or Other Jurisdiction of Incorporation)

001-13349	01-0393663
(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 400
82 Main Street, Bar Harbor, ME	04609-0400

(Address of Principal Executive Offices)	(Zip Code)

(207) 288-3314
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On December 15, 2017, Bar Harbor Bankshares (NYSE American: BHB) ("the Company") mailed to its shareholders the quarterly dividend letter with respect to the previously announced dividend of $0.1867 per share of common stock, payable on  December 15, 2017 to all shareholders of record as of the close of business November 15, 2017. A copy of the Company's shareholder dividend letter is filed with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit Number	Description
99.1	Copy of the Company's shareholder dividend letter dated December 15, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAR HARBOR BANKSHARES

Date: December 18, 2017	By:	/s/ Curtis C. Simard
Curtis C. Simard
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Copy of the Company's shareholder dividend letter dated December 15, 2017.